Revenues	6 Months Ended
Jun. 30, 2020
Revenues [Abstract]
Revenues	Revenues
Revenues are comprised of the following:

	Six Month Periods Ended
	June 30, 2019	June 30, 2020
Time charter revenue (operating leases)	$95,721	$94,930
Voyage charter revenue	—	1,379
Other income	2,323	1,331
Total	98,044	97,640

As of June 30, 2020, all of the Company’s vessels were employed under time charters with remaining terms ranging from less than one to 11 months based on the minimum duration of the time charter contracts, excluding three vessels which are on long term time charters for periods of ten or twenty years with a remaining tenor ranging between 2 to 12 years and one vessel under voyage charter. All the time charters are classified as operating leases. In May 2020, the Company entered into three long term time charters for periods of five years, each with a remaining tenor of five years. In July 2020, the Company entered into three new long term time charters for periods of five years, each with a remaining tenor of five years. The contract/charter party agreement generally provides typical warranties regarding the speed and the performance of the vessel. The charter party agreement generally has some owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanctions laws, and carry only lawful or non-hazardous cargo. The charterer has the full discretion over the ports visited, shipping routes and vessel speed, subject only to the owner protective restrictions discussed above. Time charter agreements may have renewal options for one to 12 months.
One of the long term period charters entered into January 2014, also grants the charterer an option to purchase the vessel at any time beginning at the end of the seventh year of the time charter period, at a price of $39,000 less 1.00% commission, decreasing thereafter on a pro-rated basis by $1,500 per year until the expiration of the charter in January 2024.